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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          BRANTLEY CAPITAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                        2

                          BRANTLEY CAPITAL CORPORATION

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the 1999 Annual Meeting of Stockholders of Brantley Capital Corporation, a Maryland corporation (the "Company"), will be held on Tuesday, May 18, 1999 at 10:00 a.m. Eastern Daylight Time, at The Residence Inn by Marriott, 3628 Park East Drive, Beachwood, Ohio, for the following purposes:

     1. To elect three directors, as set forth in the accompanying Proxy Statement;

     2. To ratify the selection of Ernst & Young LLP as the Company's independent public accountant; and

     3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The holders of record of shares of common stock of the Company at the close of business on April 9, 1999, will be entitled to receive notice of and vote at the Annual Meeting.

     IT IS IMPORTANT TO YOUR INTERESTS THAT ALL STOCKHOLDERS PARTICIPATE IN THE AFFAIRS OF THE COMPANY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ACCORDINGLY, WE URGE YOU PROMPTLY TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU HAVE THE OPTION TO REVOKE IT AT ANY TIME PRIOR TO THE MEETING, OR TO VOTE YOUR SHARES PERSONALLY ON REQUEST IF YOU ATTEND THE MEETING.

                                            By order of the Board of Directors,

                                            PAUL H. CASCIO
                                            Vice President and Secretary

April 15, 1999

                          BRANTLEY CAPITAL CORPORATION

                                 April 15, 1999

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The proxy that accompanies this statement is solicited by the Board of Directors of Brantley Capital Corporation, a Maryland corporation (the "Company"), for use at the 1999 Annual Meeting of the Stockholders of the Company to be held on May 18, 1999, or at any adjournment thereof. This proxy statement was first mailed on April 15, 1999 to stockholders of record on April 9, 1999.

     Any stockholder giving a proxy for the meeting may revoke it before it is exercised by giving a later dated proxy or by giving notice of revocation to the Company in writing or in the open meeting. However, the mere presence at the meeting of the stockholder granting a proxy does not revoke the proxy. Unless revoked as stated above, the shares of common stock, par value $.01 per share (the "Common Stock"), represented by valid proxies will be voted on all matters to be acted upon at the meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on the issues or matters as to which abstention is applicable. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the election of directors and the ratification of the selection of the Company's independent public accountant.

     The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Proxies will be solicited by mail or by telephone or personal interview with an officer or regular employee of the Company or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such brokers, custodians, nominees or fiduciaries, each of whom will be reimbursed by the Company for their expenses in so doing.

     The record date for determination of stockholders entitled to vote at the 1999 Annual Meeting is April 9, 1999. As of April 9, 1999, the outstanding voting securities of the Company consisted of 3,810,535 shares of Common Stock. Each share of Common Stock (exclusive of treasury shares) has one vote. The Company held no Common Stock in its treasury on the record date. The presence, in person or by proxy, of the holders of a majority of the Common Stock of the Company outstanding and entitled to be cast shall constitute a quorum for the purposes of the 1999 Annual Meeting.

                             ELECTION OF DIRECTORS

     The affirmative vote of a plurality of the shares of Common Stock represented at the 1999 Annual Meeting is required to elect Michael J. Finn, James M. Smith and James P. Oliver as directors of the Company for the terms for which they have been nominated. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MICHAEL J. FINN, JAMES M. SMITH AND JAMES P. OLIVER AS DIRECTORS OF THE COMPANY FOR THE TERMS FOR WHICH THEY HAVE BEEN NOMINATED.

     The following information was furnished to the Company by the nominees and each director or executive officer currently serving, and sets forth the name, age, principal occupation or employment of each such person and the period during which he has served as a director or executive officer of the Company. Except as otherwise noted below, each director (including the nominees) or executive officer has held his principal occupation or employment for at least five years.

NOMINEE FOR A TERM EXPIRING IN 2002

     JAMES P. OLIVER, 54, a director of the Company, is a partner with the law firm of Squire, Sanders & Dempsey L.L.P. and is a past member of the firm's Management Committee. Mr. Oliver's practice focuses on general corporate and board matters with substantial experience in high net worth individuals and their succession wealth issues. Mr. Oliver is a graduate of Bowling Green State University and the University of Cincinnati College of Law. Mr. Oliver has been a director of the Company since he was appointed by the Board of Directors in 1998 to fill a vacancy on the Board. The law firm of Squire, Sanders & Dempsey L.L.P. has represented the Company as general counsel since shortly after its formation in 1996. Mr. Oliver is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

NOMINEES FOR A TERM EXPIRING IN 2004

     MICHAEL J. FINN, 49, is President and a director of the Company and is President and a manager of the Investment Advisor. Mr. Finn also serves as a general partner of the general partner of Brantley Venture Partners II, L.P. ("BVP II"), Brantley Venture Partners III, L.P. ("BVP III") and Brantley Partners IV, L.P. ("BVP IV"). From 1987 to 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company ("SIMCO") in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as president of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He serves on the board of directors of several portfolio companies in which one or more of BVP I, BVP II, BVP III and BVP IV have invested, including Medirisk, Inc. and Pediatric Services of America, Inc. Mr. Finn is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act. Mr. Finn has been a director of the Company since its formation in 1996.

     JAMES M. SMITH, 50, a director of the Company, is employed by Pilgrim Baxter & Associates where he co-manages the PGHG Strategic Small Company Fund. In addition, Mr. Smith leads the investment team responsible for management of Pilgrim Baxter's Hybrid Partners I and II and holds additional small cap growth portfolio management responsibilities. Mr. Smith possesses over twenty years of investment experience in equity portfolio management and research. Mr. Smith is a Chartered Financial Analyst and a graduate of Washington & Lee University. He earned his MBA from Northwestern University. Mr. Smith was appointed in 1998 by the Board of Directors to fill a vacancy on the Board.

DIRECTORS WHOSE TERMS EXPIRE IN 2003

     ROBERT P. PINKAS, 45, is Chairman of the Board, Chief Executive Officer, Treasurer and a director of the Company; and Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and a manager of Brantley Capital Management, L.L.C., which serves as the investment advisor to the Company (the "Investment Advisor"). Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P., a venture capital fund started in 1987 ("BVP I"), and led the formation of three related venture capital funds, BVP II, BVP III and BVP IV. A family limited partnership of which Mr. Pinkas is the sole general partner serves as a general partner of the sole general partner of each of BVP I, BVP II, BVP III and BVP IV. Each of BVP I, BVP II, BVP III and BVP IV has made venture capital investments similar to the investments the Company makes in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the board of directors of several portfolio companies in which one or more of BVP I, BVP II, BVP III and BVP IV have invested, including Gliatech, Inc., Pediatric Services of America, Inc., Medirisk, Inc., Quad Systems Corporation and Waterlink, Inc. Mr. Pinkas is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Pinkas has been a director of the Company since its formation in 1996.

     L. PATRICK BALES, 56, a director of the Company, is a partner with the firm of Donahue/Bales Associates, an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search. Mr. Bales has been a director of the Company since its formation in 1996.

DIRECTOR WHOSE TERM EXPIRES IN 2002

     BENJAMIN F. BRYAN, 45, a director of the Company, is President of Owl Properties Company, a newly formed real estate management company. He is also a partner in Synergy Capital LLC, a real estate investment and development entity. From 1992 to 1997, Mr. Bryan served as Executive Vice President and a director of The Tower Properties Company, a publicly owned, Kansas City, Missouri-based developer, owner and manager of real estate. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission. Mr. Bryan has been a director of the Company since its formation in 1996.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

     PAUL H. CASCIO, 37, a director of the Company, serves as Vice President and Secretary of the Company and as Vice President and Secretary of the Investment Advisor. Mr. Cascio also serves as a general partner of the general partner of BVP II, BVP III and BVP IV. Prior to joining BVP II and BVP III in May, 1996, Mr. Cascio was a Managing Director and head of the General Industrial Manufacturing and Services Group in the Corporate Finance Department at Dean Witter Reynolds Inc. Before joining Dean Witter in 1986, Mr. Cascio was employed in the Corporate Finance Department at E.F. Hutton & Company Inc. Mr. Cascio is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act. Mr. Cascio has been a director of the Company since 1998.

     PETER SALTZ, 55, a director of the Company, is a consultant to KraftMaid Cabinetry, Inc., the second largest cabinet manufacturer in the United States. Mr. Saltz served as Vice Chairman of Finance from 1997 to 1999 and Senior Executive Vice President and Chief Financial Officer of KraftMaid from 1980 to 1997 and has over 29 years of experience as a certified public accountant in the United States and South Africa. Mr. Saltz holds a limited partnership interest in BVP III and BVP IV. Mr. Saltz has been a director of the Company since 1998.

DIRECTOR WHOSE TERM EXPIRES IN 2000

     RICHARD MOODIE, 49, a director of the Company, is a founder, President and Chief Executive Officer of KraftMaid Cabinetry, Inc. He has over 28 years of experience in growing and managing a manufacturing and marketing business. In 1990, Mr. Moodie sold his majority interest in KraftMaid to Masco Corporation of Taylor, Michigan, a $5 billion home furnishing and building materials company. Mr. Moodie holds a limited partnership interest in BVP III and BVP IV. Mr. Moodie has been a director of the Company since its formation in 1996.

NON-DIRECTOR EXECUTIVE OFFICER

     TAB A. KEPLINGER, 38, serves as Vice President and Chief Financial Officer of the Company. Prior to joining the Company in February, 1997, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. Before joining Victoria Financial Corporation in 1990, Mr. Keplinger was a senior audit manager in the manufacturing and service sectors for KPMG Peat Marwick.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10% stockholders are also required by the rules promulgated by the Commission to furnish to the Company copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that each of its officers and directors complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 1998.

STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND BENEFICIAL OWNERS

     The following table sets forth as of March 31, 1999, the number of shares of Common Stock of the Company beneficially owned by each director, nominee for director, executive officer and all directors and executive officers as a group, according to information furnished to the Company by such persons:

                                                AMOUNT AND
                                                NATURE OF
                                                BENEFICIAL     PERCENT
                    NAME                       OWNERSHIP(1)    OF CLASS
                    ----                       ------------   ----------
L. Patrick Bales.............................          0            *
Benjamin F. Bryan............................      3,765            *
Paul H. Cascio...............................     26,778(2)         *
Michael J. Finn..............................     55,184(3)     1.33%
Tab A. Keplinger.............................      1,250            *
Richard Moodie...............................     10,000            *
James P. Oliver..............................          0            *
Robert P. Pinkas.............................    195,681(4)     4.73%
Peter Saltz..................................     10,000            *
James M. Smith...............................          0            *
All Directors and Executive Officers as a
  Group......................................    302,658       7.32%*

---------------

 * Shares owned are less than one percent of class.

(1) Each of the persons named in the above table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Includes 16,667 shares subject to stock option grants.

(3) Includes 50,000 shares subject to stock option grants.

(4) Includes 150,000 shares subject to stock option grants.

     The following table sets forth information about one person known by the Company to be a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock:

                                                   AMOUNT AND NATURE
NAME AND ADDRESS                                     OF BENEFICIAL      PERCENT OF
OF BENEFICIAL OWNER                                  OWNERSHIP(1)         CLASS
-------------------                                -----------------    ----------
Maxus Investment Group                                  515,500            12.5%
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114-1800

---------------
(1) Information regarding share ownership was obtained from Schedule 13D filed by Maxus Investment Group on January 26, 1999. All of the reporting persons and entities known as Maxus Investment Group reported sole voting and investment power as to 60,000 shares of Common Stock and shared voting and investment power as to 455,500 shares of Common Stock.

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held four regularly scheduled meetings during the last fiscal year. The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Nominating Committee.

     The function of the Audit Committee is to make recommendations to the Board of Directors concerning selection of the Company's independent public accountant, oversee the Company's accounting methods and implement and review the audit and findings of the Company's independent public accountant for the purpose of reporting to the Board of Directors. The Audit Committee, currently composed of Messrs. Bales, Bryan and Moodie, held two formal meetings separate from Board meetings during 1998.

     The function of the Compensation Committee is to assist the Board of Directors in evaluating and recommending compensation of the senior executives of the Company and to administer the Company's Stock Option Plan in accordance with the terms thereof, including the designation of which officers and employees of the Company shall receive stock options, and the number of shares which should be subject to each option so granted. The Compensation Committee, currently composed of Messrs. Bales, Bryan and Moodie, held one meeting in connection with a Board meeting during 1998.

     The function of the Nominating Committee is to recommend candidates for the Board of Directors. The Nominating Committee, currently composed of Messrs. Pinkas, Finn and Bales, held one meeting in conjunction with a Board meetings during 1998. Stockholders also may submit written recommendations to the Nominating Committee for consideration.

     Each director who is not an officer or an employee of the Company receives a monthly fee of $500 and an attendance fee of $1,000 for each Board and committee meeting attended.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth the compensation of the Company's directors, none of whom is an employee of the Company. Except as set forth in such table, no other compensation was paid to any director (including those who also serve as executive officers) by the Company or any other entity in the Company's fund complex during 1998. No information has been provided with respect to executive officers of the Company (other than those who also serve as directors), since none of them receives aggregate compensation from the Company and the Company's fund complex in excess of $60,000.

                               COMPENSATION TABLE

                                                AGGREGATE COMPENSATION        TOTAL COMPENSATION
               NAME OF DIRECTOR                    FROM THE COMPANY       FROM FUND AND FUND COMPLEX
               ----------------                 ----------------------    --------------------------
L. Patrick Bales(1)...........................         $10,000                     $10,000
Benjamin F. Bryan(1)..........................          10,000                      10,000
Paul H. Cascio................................               0                           0
Michael J. Finn...............................               0                           0
Richard Moodie(1).............................          10,000                      10,000
James P. Oliver...............................               0                           0
Robert P. Pinkas..............................               0                           0
Peter Saltz(1)................................           5,000                       5,000
James M. Smith(1).............................           5,000                       5,000

---------------
(1) Compensation consists of amounts received for service as a director. See "Organization and Compensation of Board of Directors" above.

     During the Company's first fiscal year (which ended December 31, 1996), options to purchase 225,000, 75,000 and 25,000 shares of Common Stock at $10.00 per share were granted to Mr. Pinkas, Mr. Finn and Mr. Cascio, respectively. The exercise of such options is governed by a multi-year vesting schedule, as described below under the caption "Stock Options."

STOCK OPTIONS

     The Company's 1996 Stock Option Plan (the "Stock Option Plan") permits the granting of nonqualified stock options to officers and employees of the Company. All officers of the Company are eligible to be selected to participate in the Stock Option Plan. At present, the Company has no employees. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which selects the persons who are eligible to participate and determines the number of options to be granted. The Company did not grant any stock options during 1998.

     The number of shares of Common Stock available for grant under the Stock Option Plan is 1,175,000, subject to certain adjustments. Options granted under the Stock Option Plan are exercisable at a price not less than the greater of
(i) the current market value (as defined in the Stock Option Plan) on the date of option grant and (ii) the current net asset value of the shares of Common Stock. Options become exercisable to the extent of one-third of the subject shares after one year from the grant date, two-thirds of the subject shares after two years from the grant date and all subject shares after three years from the grant date.

     The Company's Disinterested Director Option Plan (the "Director Option Plan") permits the granting of non-qualified stock options to the Directors of the Company who are not employees or officers. All such Directors of the Company are eligible to be selected to participate in the Director Option Plan, which is administered by the Compensation Committee of the Board of Directors. In order for options to be issued to the non-employee, non-officer directors, the Company is required to obtain exemptive relief from the Securities and Exchange Commission. The Company has applied for such exemptive relief. Following the termination of a required notice period and in the absence of any requested hearing, an order implementing the Director Option Plan will be issued. Under the terms of the exemptive order and the Director Option Plan Agreement, each qualified director will be granted an option to purchase 2,000 shares upon their initial appointment to the Board of Directors. Throughout the term of the plan and immediately following each annual meeting of stockholders of the Company, each qualified director then serving on the Company's Board of Directors will be granted options to purchase 2,000 additional shares subject to adjustment. Such option grants will be made retroactively by the Company to its formation. As a result, the three original qualifying directors who have served on the Company's Board of Directors since the Company's formation will receive options to purchase 6,000 shares each. The remaining qualifying directors who have served on the Company's Board of Directors since 1998 will receive options to purchase 2,000 shares each.

                 RATIFICATION OF SELECTION OF PUBLIC ACCOUNTANT

     The accounting firm of Ernst & Young LLP has been the Company's independent public accountant and has audited the accounts of the Company since the formation of the Company. The Board of Directors has selected Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending December 31, 1999, subject to the approval of the stockholders. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors.

     Representatives of Ernst & Young LLP are expected to be present at the 1999 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     The favorable vote of a majority of the shares voting on this proposal is required for ratification of the selection of Ernst & Young LLP as the Company's independent public accountant for the fiscal year ending December 31, 1999. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified. The Board of Directors recommends voting FOR ratification of the selection of Ernst & Young LLP as the independent public accountant of the Company for the fiscal year ending December 31, 1999.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Any stockholder who is the record or beneficial owner of at least 1% or $1,000 in market value of Common Stock of the Company entitled to be voted at the 2000 Annual Meeting of Stockholders and who has held such Common Stock for at least one year may present a proposal at the 2000 Annual Meeting.

     A stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company by December 17, 1999. The Company must receive notice of all other stockholder proposals for the 2000 Annual Meeting of Shareholders no later than March 19, 2000 or earlier than February 18, 2000, or the Company will consider them untimely, in which case the Company's proxy shall confer discretionary voting authority regarding those stockholder proposals.

                                 OTHER MATTERS

     Management does not know of any other matters that will come before the meeting. In case any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                 ANNUAL REPORT

     The Company's annual report for the year ended December 31, 1998 is being mailed, together with this Proxy Statement, to all stockholders entitled to receive notice of and vote at the 1999 Annual Meeting of Stockholders. Additional copies may be obtained from the undersigned.

     Please sign, date and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will save the expense of further mailings.

                                          By order of the Board of Directors

                                          PAUL H. CASCIO, Vice President and
                                          Secretary

April 15, 1999

                          BRANTLEY CAPITAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          BRANTLEY CAPITAL CORPORATION

The undersigned hereby appoints Robert F. Pinkas and Michael J. Finn, and each of them, the proxies of the undersigned, with full power of substitution, to vote all Common Stock of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation, 1999, and at any adjournments thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED "FOR" THE ELECTION OF THE NOMINEES AND THE APPROVAL OF THE PROPOSALS LISTED ON THIS PROXY.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR STOCK IS REGISTERED. WHEN STOCK IS REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE PRESIDENT, SECRETARY OR TREASURER.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

------------------------------------     --------------------------------------

------------------------------------     --------------------------------------

------------------------------------     --------------------------------------




                          BRANTLEY CAPITAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          BRANTLEY CAPITAL CORPORATION

The undersigned hereby appoints Robert P. Pinkas and Michael J. Finn, and each of them, the proxies of the undersigned, with full power of substitution, to vote all Common Stock of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation, 1999, and at any adjournment thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED "FOR" THE ELECTION OF THE NOMINEES AND THE APPROVAL OF THE PROPOSALS LISTED ON THIS PROXY.


-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR STOCK IS REGISTERED. WHEN STOCK IS REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE PRESIDENT, SECRETARY OR TREASURER.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

----------------------------  1.Election of Directors      For All   With-  For All
BRANTLEY CAPITAL CORPORATION                              Nominees   Hold   Except
----------------------------       MICHAEL J. FINN           [ ]      [ ]    [ ]
                                   JAMES M. SMITH
                                   JAMES P. OLIVER

                                NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

CONTROL NUMBER:                                              For   Against Abstain
                                                             [ ]      [ ]    [ ]
                              2.Ratification of the
                                selection of Ernst & Young LLP
                                as independent public accountant
                                for the fiscal year ending
                                December 31, 1999.

                              3.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                      -------
  Please be sure to   Date      Mark a box at right if an address change or comment has been [ ]
  sign and date           ---   noted on the reverse side of this card.
  this Proxy.
-----------------------------


--Stockholder sign here--Co-owner sign here-    RECORD DATE SHARES:


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


----------------------------  1.Election of Directors      For All   With-  For All
BRANTLEY CAPITAL CORPORATION                              Nominees   Hold   Except
----------------------------       MICHAEL J. FINN           [ ]      [ ]    [ ]
                                   JAMES M. SMITH
                                   JAMES P. OLIVER

                                NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

CONTROL NUMBER:                                              For   Against Abstain
                                                             [ ]      [ ]    [ ]
                              2.Ratification of the
                                selection of Ernst & Young LLP
                                as independent public accountant
                                for the fiscal year ending
                                December 31, 1999.

                              3.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                      -------
  Please be sure to  Date       Mark a box at right if an address change or comment has been [ ]
  sign and date          ----   noted on the reverse side of this card.
  this Proxy.
-----------------------------


--Stockholder sign here--Co-owner sign here-    RECORD DATE SHARES:
